SEMI-ANNUAL REPORT
                                                                 June 30, 1997


This report is submitted for the general information of shareholders of The Yacktman Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.


THE YACKTMAN FUNDS, INC.

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

  For investors who purchased shares at The Yacktman Fund's inception in July, 1992 at $10.00 per share, your initial investment, adjusted for dividends and capital gains, would have grown to $19.75 by the end of the second quarter. Moreover, the Fund has a cumulative return of 127.6% compared to 116.7% for the S&P 500 since the low price for the Fund on August 12, 1993. The Fund had a 9.2% return for the second quarter of 1997 as compared to a 17.5% return for the S&P 500.

  For investors who purchased shares at The Yacktman Focused Fund's inception on May 1, 1997 at $10.00 per share, your initial investment, adjusted for dividends and capital gains, would have grown to $10.92 by the end of the second quarter. This 9.2% return compares to a 10.8% return for the S&P 500 for the same two-month period.

-------------------------------------------------------------------------------
                                 One          Annualized         Annualized
                                 Year         Three Years     Since Inception
                            7/1/96-6/30/97  7/1/94-6/30/97     7/6/92-6/30/97
-------------------------------------------------------------------------------
The Yacktman Fund               26.5%            27.9%             14.6%
S&P  500                        34.7%            28.9%             19.5%

The above past performance is not predictive of future results. The investment return and principal value of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

  As noted in previous shareholder letters, our equity investment strategy for The Yacktman Fund is basically designed to earn competitive returns over the longer term while also seeking to reduce portfolio risk. To do so, we believe we must first identify truly outstanding companies from a fundamental point of view and then purchase their shares when they are trading near the bottom of their normal price range. Therefore, since we are consciously avoiding for fundamental reasons more than half of the companies in the S&P 500 Index, we know there will be periods such as the second quarter when we look like a tortoise in a race with a hare. This will be true even when our quarterly return of 9.2% looks strong in absolute terms.

  For only the second time since World War II, the stock market has doubled in thirty months realizing an annualized return of almost 30% compared to a historical market return of less than 10%, excluding reinvested dividends. If we assume that the market will over time move back toward its long-term rates of return, there will be future periods of sub-par returns, thus, creating good buying opportunities for the "dry powder" (i.e., cash reserves) we have accumulated.

  In many ways, the stock market at present levels resembles a baseball game that has gone into extra innings. We know the game will eventually end, but the exact inning in which this will occur is difficult, if not impossible, to predict. Similarly, the stock market will decline at some point to bring its short-term performance more into line with historical results. However, it is very difficult (and potentially misleading to our shareholders) to forecast the timing of this inevitable decline.

  Our increased cash reserves during periods of relatively high stock prices does not reflect an attempt on our part to forecast the direction of the overall market but rather the growing difficulty we have in finding highly profitable, well-managed businesses at bargain prices. The good news at this point is the "manic-depressive" nature of the stock market. This allows prepared business buyers (i.e., value oriented individual stock investors such as ourselves) to take advantage of bargains as they appear. We work diligently, therefore, to be prepared and in a position with sufficient cash reserves to relieve other investors (i.e., those panicked by declining prices) of their stress by purchasing the shares of good businesses at distressed prices and then eventually selling these shares to excited buyers at high valuations.

  You will note in the following financial statements that we now have two mutual funds: The Yacktman Fund and The Yacktman Focused Fund. The Yacktman Fund will normally hold between thirty and thirty-five stocks with the largest twelve positions representing more than 50% of the total assets of the Fund. In contrast, The Yacktman Focused Fund is classified as a non-diversified equity fund and will typically hold approximately fifteen stocks with the largest three positions representing more than 40% of the total value of the Fund. Since the companies in The Yacktman Focused Fund represent what we believe to be our best investment ideas, all of the stocks in this new Fund will also be held in The Yacktman Fund.

Sincerely,

/s/Donald A. Yacktman
Donald A. Yacktman


TOP TWELVE EQUITY HOLDINGS
54.2% of The Yacktman Fund
-------------------------------------------------------------------------------
                                                     PERCENTAGE OF
                                                      THE YACKTMAN
                                                          FUND
-------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                  9.0%
Reebok International Ltd.                                 6.0%
Fruit of the Loom, Inc.                                   5.3%
Whitman Corp.                                             4.6%
Franklin Covey Co.                                        4.6%
United Asset Management Corp.                             4.6%
Department 56, Inc.                                       4.4%
Clorox Co.                                                4.1%
Bandag, Inc., Class A                                     3.3%
Intimate Brands, Inc.                                     3.0%
HealthCare COMPARE Corp.                                  2.7%
UST, Inc.                                                 2.6%
                                                         -----
TOTAL                                                    54.2%



THE YACKTMAN FUND
PURCHASES & SALES
For the Quarter Ended June 30, 1997
-------------------------------------------------------------------------------
                                        NET SHARES           CURRENT
NEW PURCHASES                            PURCHASED         SHARES HELD
-------------------------------------------------------------------------------
DENTSPLY INTERNATIONAL, INC.
Develops, manufactures, and
markets products for the dental
industry. Products include
artificial teeth, root canal
instruments, impression materials,
sealants, and anesthetics.
Equipment includes x-ray
systems, intraoral cameras,
computer imaging systems
and related software.                     10,000              10,000

FIRST DATA CORP.
Provides information and
transaction processing and
related services, including
credit/debt authorization,
risk management, card embossing,
electronic money transfer,
document management,
health care claims processing,
and mutual fund services.                315,000             315,000

HEALTHCARE COMPARE CORP.
Leading independent provider
of medical cost management
services, with the largest PPO in
the nation; offers comprehensive
managed care programs.                   562,600             562,600

REYNOLDS & REYNOLDS CLASS A
Manufactures business forms,
markets computer systems, and
provides financial services.
Customers are chiefly in automotive
and health care industries.              775,000             775,000


-------------------------------------------------------------------------------
                                        NET SHARES           CURRENT
OTHER PURCHASES                          PURCHASED         SHARES HELD
-------------------------------------------------------------------------------
A.C. Nielsen Corp.                       526,900           1,330,000

Bandag, Inc., Class A                    316,200             734,700

Franklin Covey Co.                       136,300           1,940,000

Fruit of the Loom, Inc.                1,271,800           1,850,000

International Dairy Queen, Inc.           37,500             837,500

Intimate Brands, Inc.                    100,000           1,510,000

Jenny Craig, Inc.                        553,800             843,800

Reebok International Ltd.                526,900           1,374,800

Rollins, Inc.                            395,000           1,225,000

United Asset Management Corp.             65,000           1,725,000

Whitman Corp.                            440,000           1,970,000

-------------------------------------------------------------------------------
                                        NET SHARES           CURRENT
SALES                                     SOLD             SHARES HELD
-------------------------------------------------------------------------------
Dun & Bradstreet Corp.                   180,000                   -

Foundation Health Corp.                  185,000                   -

Liz Claiborne, Inc.                       55,000             285,000

McGraw Hill, Inc.                         50,000                   -

Philip Morris Cos., Inc.                  40,000           2,180,000

Quaker Oats Co.                          325,000                   -

Salomon, Inc.                             70,000                   -

Sara Lee Corp.                           179,600                   -

Selective Insurance Group                 92,000             325,000

Torchmark Corp.                          297,200              42,800

Toys "R' Us, Inc.                        540,000             100,000

Tupperware Corp.                         130,000              90,000

Valassis Communications, Inc.            170,000           1,100,000



THE YACKTMAN FUND
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
                                          NUMBER
                                        OF SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS - 75.8%

APPAREL/SHOES - 12.6%
Fruit of the Loom, Inc.*               1,850,000       $  57,350,000
Liz Claiborne, Inc.                      285,000          13,288,125
Reebok International Ltd.              1,374,800          64,271,900
                                                        ------------
                                                         134,910,025
                                                        ------------

CONGLOMERATES - 4.6%
Whitman Corp.                          1,970,000          49,865,625
                                                        ------------

CONSUMER GOODS - 4.7%
Department 56, Inc.*+                  2,150,000          47,703,125
Topps Co. (The)*                         500,000           2,093,750
                                                        ------------
                                                          49,796,875
                                                        ------------

FINANCIAL SERVICES - 5.8%
First Data Corp.                         315,000          13,840,313
United Asset Management Corp.          1,725,000          48,839,063
                                                        ------------
                                                          62,679,376
                                                        ------------

FOOD/BEVERAGE - 1.1%
Tootsie Roll Industries                  268,521          11,949,184
                                                        ------------

FOOD/TOBACCO - 11.6%
Philip Morris Cos., Inc.               2,180,000          96,737,500
UST, Inc.                              1,000,000          27,750,000
                                                        ------------
                                                         124,487,500
                                                        ------------

HOUSEHOLD PRODUCTS - 4.4%
Clorox Co.                               335,000          44,220,000
Tupperware Corp.                          90,000           3,285,000
                                                        ------------
                                                          47,505,000
                                                        ------------

INSURANCE - 1.7%
Selective Insurance Group                325,000          15,742,187
Torchmark Corp.                           42,800           3,049,500
                                                        ------------
                                                          18,791,687
                                                        ------------


-------------------------------------------------------------------------------
                                          NUMBER
                                        OF SHARES             VALUE
-------------------------------------------------------------------------------
MEDIA - 4.4%
A.C. Nielsen                           1,330,000       $  26,101,250
American Media, Inc., Class A*+        1,200,000           8,400,000
King World Productions, Inc.*            363,500          12,722,500
                                                        ------------
                                                          47,223,750
                                                        ------------

MEDICAL SERVICES - 2.7%
HealthCare COMPARE Corp.*                562,600          29,466,175
                                                        ------------

MEDICAL SUPPLIES - 0.1%
Dentsply International, Inc.              10,000             490,000
                                                        ------------

RETAILING - 5.2%
International Dairy Queen, Inc.*+        837,500          20,100,000
Intimate Brands, Inc.                  1,510,000          31,710,000
Toys 'R' Us, Inc.*                       100,000           3,500,000
                                                        ------------
                                                          55,310,000
                                                        ------------

SERVICES - 13.6%
Block H&R, Inc.                          483,400          15,589,650
Franklin Covey Co.*+                   1,940,000          49,106,250
Interpublic Group of Cos., Inc.          190,000          11,649,375
Jenny Craig, Inc.*                       843,800           5,853,863
Reynolds & Reynolds Class A              775,000          12,206,250
Rollins, Inc.                          1,225,000          24,653,125
Valassis Communications, Inc.*         1,100,000          26,400,000
                                                        ------------
                                                         145,458,513
                                                        ------------

TIRES AND RUBBER - 3.3%
Bandag, Inc., Class A+                   734,700          35,770,706
                                                        ------------

Total Common Stocks
    (cost $624,160,131)                                  813,704,416
                                                        ------------


THE YACKTMAN FUND
PORTFOLIO OF INVESTMENTS (Cont'd.)
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
                                        PRINCIPAL
                                          AMOUNT              VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 24.5%

COMMERCIAL PAPER - 24.4%
Associates First Capital,
6.10%, 7/1/97                     $    1,800,000      $    1,800,000
Atlas Funding Corp.
  5.56%, 7/9/97                       10,000,000           9,987,644
  5.57%, 7/17/97                      22,032,000          21,977,459
Banner Receivables,
5.56%, 7/10/97                        10,000,000           9,986,100
Bell Atlantic National Funding,
5.50%, 7/1/97                          5,000,000           5,000,000
Commercial Credit Co.
  5.50%, 7/10/97                      10,000,000           9,986,250
  5.55%, 8/4/97                       10,000,000           9,947,583
FP Funding Corp.
  5.59%, 7/3/97                        7,572,000           7,569,648
  5.58%, 7/3/97                       20,000,000          19,994,213
  5.60%, 7/7/97                       20,000,000          19,981,333
Gotham Finance Co.
  5.57%, 7/2/97                        1,750,000           1,749,729
  5.59%, 7/23/97                       8,000,000           7,972,671
Industrial Funding
  5.54%, 7/7/97                       10,000,000           9,990,767
  5.59%, 7/21/97                       4,072,000           4,059,354
  5.58%, 7/23/97                      15,000,000          14,948,850
Madison Funding,
5.56%, 7/8/97                         10,360,000          10,348,800
Oak Funding,
5.58%, 7/24/97                        10,000,000           9,964,350
Special Purpose Funding,
5.55%, 7/2/97                          8,000,000           7,998,767
SRD Finance,
5.57%, 7/10/97                        11,000,000          10,984,683
Upson America,
5.57%, 7/11/97                         5,986,000           5,976,738


-------------------------------------------------------------------------------
                                        PRINCIPAL
                                          AMOUNT             VALUE
-------------------------------------------------------------------------------
COMMERCIAL PAPER - 24.4% (CONT'D.)
Working Capital Management
  5.56%, 7/7/97                      $26,897,000    $     26,872,076
  5.58%, 7/9/97                       20,000,000          19,975,200
  5.58%, 7/15/97                      15,000,000          14,967,450
                                                        ------------

Total Commercial Paper
   (cost $262,039,665)                                   262,039,665
                                                        ------------

US GOVERNMENT AGENCIES - 0.1%
Federal Home Loan Bank,
6.35%, 6/17/98                         1,500,000           1,500,015
                                                        ------------

Total US Government Agencies
   (cost $1,500,580)                                       1,500,015
                                                        ------------

DEMAND NOTES
(VARIABLE RATE) - 0.0%
Wisconsin Electric Power Company          10,694              10,694
                                                        ------------

Total Demand Notes
   (cost $10,694)                                             10,694
                                                        ------------

Total Short-Term Investments
   (cost $263,550,939)                                   263,550,374
                                                        ------------

Total Investments - 100.3%
   (cost $887,711,070)                                $1,077,254,790
Liabilities less
Other Assets - (0.3)%                                    (3,127,014)
                                                        ------------

Net Assets - 100% (equivalent
   to $14.94 per share based on
   71,886,381 shares outstanding)                     $1,074,127,776
                                                       =============

* Non-income producing
+ Affiliated company - See Note 7

See notes to financial statements




THE YACKTMAN FOCUSED FUND
PURCHASES & SALES
For the Period Ended June 30, 1997
-------------------------------------------------------------------------------
                                        NET SHARES           CURRENT
NEW PURCHASES                            PURCHASED         SHARES HELD
-------------------------------------------------------------------------------
Clorox Co.                                 2,500               2,500

Department 56, Inc.                      160,000             160,000

Franklin Covey Co.                        45,000              45,000

Fruit of the Loom, Inc.                   25,500              25,500

HealthCare COMPARE Corp.                   6,000               6,000

Intimate Brands, Inc.                     31,000              31,000

Philip Morris Cos., Inc.                  73,000              73,000

Reebok International Ltd.                 15,500              15,500

Reynolds & Reynolds Class A               35,000              35,000

Rollins, Inc.                             35,000              35,000

United Asset Management Corp.             31,000              31,000

Whitman Corp.                             33,000              33,000


-------------------------------------------------------------------------------
                                        NET SHARES           CURRENT
SALES                                      SOLD            SHARES HELD
-------------------------------------------------------------------------------
No long-term equity securities were sold during the period ended June 30, 1997.



THE YACKTMAN FOCUSED FUND
PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
                                          NUMBER
                                        OF SHARES             VALUE
-------------------------------------------------------------------------------
COMMON STOCKS - 75.5%

APPAREL/SHOES - 8.3%
Fruit of the Loom, Inc.*                  25,500       $     790,500
Reebok International Ltd.                 15,500             724,625
                                                         -----------
                                                           1,515,125
                                                         -----------

CONGLOMERATES - 4.6%
Whitman Corp.<F1>                         33,000             835,313
                                                         -----------

CONSUMER GOODS - 19.6%
Department 56, Inc.*+<F1>                160,000           3,550,000
                                                         -----------

FINANCIAL SERVICES - 4.8%
United Asset Management Corp.             31,000             877,687
                                                         -----------

FOOD/TOBACCO - 17.9%
Philip Morris Cos., Inc.<F1>              73,000           3,239,375
                                                         -----------

HOUSEHOLD PRODUCTS - 1.8%
Clorox Co.                                 2,500             330,000
                                                         -----------

MEDICAL SERVICES - 1.7%
HealthCare COMPARE Corp.*                  6,000             314,250
                                                         -----------

RETAILING - 3.6%
Intimate Brands, Inc.                     31,000             651,000
                                                         -----------

SERVICES - 13.2%
Franklin Covey Co.*+                      45,000           1,139,063
Reynolds & Reynolds Class A               35,000             551,250
Rollins, Inc.                             35,000             704,375
                                                         -----------
                                                           2,394,688
                                                         -----------

Total Common Stocks
  (cost $13,159,546)                                      13,707,438
                                                         -----------


THE YACKTMAN FOCUSED FUND
PORTFOLIO OF INVESTMENTS (Cont'd.)
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
                                        PRINCIPAL
                                          AMOUNT              VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 26.8%

US TREASURY BILLS - 19.2%
  4.60%, 7/10/97                      $1,500,000        $  1,498,275
  4.72%, 7/24/97                       1,000,000             996,985
  4.81%, 7/31/97                       1,000,000             996,103
                                                         -----------

Total US Treasury Bills
   (cost $3,491,363)                                       3,491,363
                                                         -----------

DEMAND NOTES
(VARIABLE RATE) - 7.6%
American Family Financial Services       255,235             255,235
Johnson Controls, Inc.                   885,538             885,538
Wisconsin Electric Power Company         238,318             238,318
                                                         -----------

Total Demand Notes
   (cost $1,379,091)                                       1,379,091
                                                         -----------

Total Short-Term Investments
  (cost $4,870,454)                                        4,870,454
                                                         -----------


-------------------------------------------------------------------------------
                                          NUMBER
                                       OF CONTRACTS           VALUE
-------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - 0.7%

Philip Morris Put Option
  Expiring Jan. 1999 @ $26.625               320          $   24,000

Philip Morris Put Option
  Expiring Jan. 1999 @ $33.375               310              69,750

Proctor & Gamble Put Option
  Expiring Jan. 1999 @ $150.00                23              40,537
                                                         -----------

Total Put Options Purchased
  (cost $167,218)                                            134,287
                                                         -----------

Total Investments - 103.0%
  (cost $18,197,218)                                      18,712,179


PUT OPTIONS WRITTEN - (0.1)%

HealthCare COMPARE Put Option
  Expiring Nov. 1997 @ $50.00                               (26,875)
  (Premium received $39,749)

Other Liabilities less Other Assets - (2.9)%               (520,545)
                                                         -----------

Net Assets - 100% (equivalent
  to $10.90 per share based on
  1,666,677 shares outstanding)                          $18,164,759
                                                         ===========

*    Non-income producing
+    Affiliated company - See Note 7
<F1> All or a portion of security pledged as collateral to cover written put options

See notes to financial statements



THE YACKTMAN FUNDS, INC.
STATEMENTS OF ASSETS & LIABILITIES
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
                                        THE YACKTMAN     THE YACKTMAN
                                            FUND         FOCUSED FUND
-------------------------------------------------------------------------------
ASSETS:
 Investments at value
   Nonaffiliated issuers
     (cost $743,751,536, and
     $13,733,298, respectively)     $   916,174,709      $14,023,116
   Affiliated Issuers
     (cost $143,959,534, and
     $4,463,920, respectively)          161,080,081        4,689,063
 Receivable for securities sold           5,431,880                -
 Dividends and interest receivable        1,813,773           38,193
 Receivable for fund shares issued          899,512          241,205
 Prepaid expenses                            59,055              359
 Due from adviser                                 -           24,708
                                      -------------     ------------
     Total Assets                     1,085,459,010       19,016,644
                                      -------------     ------------

LIABILITIES:
 Put options written at value
   (Premium received $0 and
   $39,749, respectively)                         -           26,875
 Payable for securities purchased         5,072,334          709,914
 Shareholder distributions payable        5,032,047           33,334
 Accrued investment advisory fees           555,321           14,963
 Accrued expenses                           392,298           20,075
 Payable for fund shares redeemed           279,234           27,072
 Payable to custodian                             -           19,652
                                      -------------     ------------
     Total Liabilities                   11,331,234          851,885
                                      -------------     ------------

NET ASSETS                           $1,074,127,776      $18,164,759
                                      =============     ============

NET ASSETS CONSIST OF:
 Capital stock                       $  825,203,349      $17,543,160
 Undistributed net
   investment income                        439,239           27,246
 Undistributed net realized gains        58,941,468           66,518
 Unrealized net appreciation
   on investments                       189,543,720          527,835
                                      -------------     ------------
     Total Net Assets                $1,074,127,776      $18,164,759
                                      =============     ============

CAPITAL STOCK, $.0001 par value
 Authorized                             500,000,000      500,000,000
 Issued and outstanding                  71,886,381        1,666,677

NET ASSET VALUE,
REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                     $14.94           $10.90
                                             ======           ======

See notes to financial statements



STATEMENTS OF OPERATIONS
For the Periods Ended June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
                                        THE YACKTMAN     THE YACKTMAN
                                            FUND       FOCUSED FUND<F1>
-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividend income                     $    6,680,316        $  33,993
 Interest income                          5,898,403           24,916
                                       ------------     ------------
                                         12,578,719           58,909
                                       ------------     ------------

EXPENSES:
 Investment advisory fees                 2,868,297           14,963
 Shareholder servicing fees                 566,250            3,899
 12b-1 plan distribution fees               255,743                -
 Administration and
   accounting fees                          184,496            8,356
 Federal and state
   registration fees                         90,292            7,792
 Custody fees                                70,970            1,354
 Reports to shareholders                     58,602              836
 Professional fees                           30,322            5,933
 Directors' fees and expenses                13,211              123
 Miscellaneous costs                          7,799               73
                                       ------------     ------------

 Total expenses before reductions
   and reimbursements                     4,145,982           43,329
 Expense reductions (See Note 6)          (255,052)                -
 Expense reimbursement
   (See Note 4)                                   -         (24,708)
                                       ------------     ------------

 Net expenses                             3,890,930           18,621
                                       ------------     ------------


NET INVESTMENT INCOME                     8,687,789           40,288
                                       ------------     ------------

REALIZED AND UNREALIZED GAIN:
 Net realized gain on investments        59,394,719           66,518
 Change in unrealized
   appreciation on investments           45,400,786          527,835
                                       ------------     ------------

 Net gain on investments                104,795,505          594,353
                                       ------------     ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS              $113,483,294         $634,641
                                       ============     ============

<F1> Commenced operations May 1, 1997

See notes to financial statements




THE YACKTMAN FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                             THE YACKTMAN
                                                                        THE YACKTMAN FUND                    FOCUSED FUND
                                                                ---------------------------------          ---------------
                                                                 SIX MONTHS                                MAY 1, 1997<F1>
                                                                   ENDED                  YEAR                 THROUGH
                                                               JUNE 30, 1997              ENDED             JUNE 30, 1997
                                                                (UNAUDITED)           DEC. 31, 1996          (UNAUDITED)
                                                              -------------------------------------         -------------
OPERATIONS:
  Net investment income                                      $    8,687,789          $  11,539,662           $    40,288
  Net realized gain on investments                               59,394,719             83,892,326                66,518
  Change in unrealized appreciation on investments               45,400,786             55,159,313               527,835
                                                             --------------          -------------          ------------
  Net increase in net assets resulting from operations          113,483,294            150,591,301               634,641
                                                             --------------          -------------          ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                     364,832,593            287,165,904            18,106,581
  Proceeds from reinvestment of dividends                         3,027,196            116,149,089                     -
                                                             --------------          -------------          ------------
                                                                367,859,789            403,314,993            18,106,581

  Payments for shares redeemed                                (154,568,469)          (269,716,485)             (543,129)
                                                             --------------          -------------          ------------
  Net increase                                                  213,291,320            133,598,508            17,563,452
                                                             --------------          -------------          ------------

DIVIDENDS PAID FROM:
  Net investment income                                         (8,263,451)           (11,548,136)              (33,334)
  Net realized gains                                                   (49)           (83,748,151)                     -
                                                             --------------          -------------          ------------
                                                                (8,263,500)           (95,296,287)              (33,334)
                                                             --------------          -------------          ------------

TOTAL INCREASE IN NET ASSETS                                    318,511,114            188,893,522            18,164,759

NET ASSETS:
  Beginning of period                                           755,616,662            566,723,140                     -
                                                             --------------          -------------          ------------

  End of period (including undistributed net investment
     income of $439,239, $14,901 and $27,246, respectively)  $1,074,127,776           $755,616,662           $18,164,759
                                                             ==============          =============          ============

TRANSACTIONS IN SHARES:
  Shares sold                                                    25,948,739             21,423,865             1,716,219
  Issued in reinvestment of dividends                               220,186              8,904,831                     -
  Shares redeemed                                              (10,917,669)           (20,586,820)              (49,542)
                                                             --------------          -------------          ------------
  Net increase                                                   15,251,256              9,741,876             1,666,677
                                                             ==============          =============          ============

<F1> Commencement of operations

See notes to financial statements




THE YACKTMAN FUNDS, INC.
FINANCIAL HIGHLIGHTS
                                                      THE YACKTMAN FUND
                                                 ----------------------------
                                                  SIX MONTHS
                                                    ENDED            YEAR
                                                JUNE 30, 1997       ENDED
                                                 (UNAUDITED)    DEC. 31, 1996
                                                --------------  --------------
Net asset value, beginning
  of period                                        $13.34            $12.09

Income from investment
  operations:
  Net investment income                              0.13              0.24
  Net realized and unrealized
     gains (losses) on investments                   1.59              2.90
                                                 --------          --------
  Total from investment
     operations                                      1.72              3.14
                                                 --------          --------

Less distributions:
  Dividends from net
     investment income                             (0.12)            (0.24)
  Distributions from net
     realized gains                                     -            (1.65)
                                                 --------          --------
  Total distributions                              (0.12)            (1.89)
                                                 --------          --------
  Net asset value, end of
     period                                        $14.94            $13.34
                                                 ========          ========

Total Return                                       12.93%<F2>        26.02%
                                                 ========          ========

Supplemental data and ratios:
  Net assets, end of period (000s)             $1,074,128          $755,617
                                                 ========          ========
  Ratio of net expenses to
     average net assets (See Note 7)                0.91%<F3>         0.96%
                                                 ========          ========
  Ratio of net expenses to average
     net assets after expense reductions            0.85%<F3>         0.90%
                                                 ========          ========
  Ratio of net income to
     average net assets                             1.90%<F3>         1.80%
                                                 ========          ========

  Portfolio turnover rate                          37.23%            58.54%
                                                 ========          ========
  Average commission rate paid
     per share                                    $0.0535           $0.0550
                                                 ========          ========



THE YACKTMAN FUNDS, INC.
FINANCIAL HIGHLIGHTS (cont'd)
                                                                                                                     THE YACKTMAN
                                                                        THE YACKTMAN FUND                            FOCUSED FUND
                                                ----------------------------------------------------------------    --------------
                                                                                                                    MAY 1, 1997<F1>
                                                   YEAR              YEAR             YEAR       JULY 6, 1992<F1>       THROUGH
                                                   ENDED             ENDED            ENDED           THROUGH        JUNE 30, 1997
                                               DEC. 31, 1995     DEC. 31, 1994    DEC. 31, 1993    DEC. 31, 1992      (UNAUDITED)
                                                ------------------------------------------------------------------   -------------
Net asset value, beginning
  of period                                        $10.05             $9.56            $10.39          $10.00            $10.00

Income from investment
  operations:
  Net investment income                              0.22              0.22              0.14            0.05              0.02
  Net realized and unrealized
     gains (losses) on investments                   2.81              0.61            (0.83)            0.42              0.90
                                                 --------          --------          --------        --------          --------
  Total from investment
     operations                                      3.03              0.83            (0.69)            0.47              0.92
                                                 --------          --------          --------        --------          --------

Less distributions:
  Dividends from net
     investment income                             (0.22)            (0.22)            (0.14)          (0.05)            (0.02)
  Distributions from net
     realized gains                                (0.77)            (0.12)                 -          (0.03)                 -
                                                 --------          --------          --------        --------          --------
  Total distributions                              (0.99)            (0.34)            (0.14)          (0.08)            (0.02)
                                                 --------          --------          --------        --------          --------
  Net asset value, end of
     period                                        $12.09            $10.05             $9.56          $10.39            $10.90
                                                 ========          ========          ========        ========          ========

Total Return                                       30.42%             8.80%           (6.58)%           4.72%<F2>         9.20%<F2>
                                                 ========          ========          ========        ========          ========

Supplemental data and ratios:
  Net assets, end of period (000s)               $566,723          $295,133          $143,024         $74,666           $18,165
                                                 ========          ========          ========        ========          ========
  Ratio of net expenses to
     average net assets (See Note 7)                0.99%             1.07%             1.18%           1.18%<F3>            -%
                                                 ========          ========          ========        ========          ========
  Ratio of net expenses to average
     net assets after expense reductions            0.91%             1.07%             1.18%           1.18%<F3>     1.25%<F3><F4>
                                                 ========          ========          ========        ========          ========
  Ratio of net income to
     average net assets                             2.02%             2.49%             1.61%           1.49%<F3>     2.70%<F3><F4>
                                                 ========          ========          ========        ========          ========

  Portfolio turnover rate                          55.37%            49.44%            61.14%          30.94%                -%
                                                 ========          ========          ========        ========          ========
  Average commission rate paid
     per share                                        N/A               N/A               N/A             N/A           $0.0626
                                                 ========          ========          ========        ========          ========

<F1> Commencement of operations
<F2> Not annualized
<F3> Annualized
<F4> Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 2.90% and the ratio of net investment income to average net assets would have been 1.05%.

See notes to financial statements



THE YACKTMAN FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS
June 30, 1997 (Unaudited)

1.   ORGANIZATION
The Yacktman Funds, Inc. (the "Funds") is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Funds consist of two investment portfolios: The Yacktman Fund is a diversified fund and commenced operations July 2, 1992 and The Yacktman Focused Fund is a non-diversified fund that commenced operations May 1, 1997. The objective of each of the Funds is to produce long-term growth of capital with current income as a secondary objective. Yacktman Asset Management Co. is the Funds' investment adviser (the "Adviser").

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

a) INVESTMENT VALUATION - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method. Variable rate demand notes are valued at cost which approximates market value. Put options written or purchased by The Yacktman Focused Fund are valued at the last sales price if such last sales price is between the current bid and asked prices. Otherwise, put options are valued at the mean between the current bid and asked prices. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

b) PUT OPTIONS - Premiums received by The Yacktman Focused Fund upon writing put options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Yacktman Focused Fund's activity in written put options for the two months ended June 30, 1997 was as follows:

                                 NUMBER OF
                                 CONTRACTS          PREMIUMS

Options outstanding at 5/1/97          -                   -
Options written                    1,010            $284,990
Options closed                     (910)           (245,241)
Options exercised                      -                   -
Options expired                        -                   -
                                   -----             -------
Options outstanding at 6/30/97       100             $39,749
                                   =====             =======

c) FEDERAL INCOME TAXES - It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

d) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Dividends differ from book net investment income due to the nondeductible tax treatment of organization costs. Accordingly, at June 30, 1997 reclassifications were recorded to undistributed net investment income to reduce capital stock by $20,292 for The Yacktman Focused Fund.

e) OTHER - Investment transactions are accounted for on the trade date. The Funds determine gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.


THE YACKTMAN FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS (Cont'd.)
June 30, 1997 (Unaudited)

3. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term securities, for the Funds for the period ended June 30, 1997 were as follows:

                                  THE YACKTMAN        THE YACKTMAN
                                      FUND            FOCUSED FUND
Purchases
  U.S. Government               $   3,008,664                   -
  Other                           323,558,626         $13,326,764
Sales
  U.S. Government                           -                   -
  Other                           259,847,861                   -

At June 30, 1997 gross unrealized appreciation and depreciation on investments on a tax basis were as follows:

                                     THE YACKTMAN          THE YACKTMAN
                                         FUND              FOCUSED FUND
Appreciation                        $199,208,386             $676,971
(Depreciation)                       (10,808,126)            (162,010)
                                    ------------             --------
  Net appreciation on investments   $188,400,260             $514,961
                                    ============             ========

The cost of securities for federal income tax purposes was $888,854,530 and $18,197,218 for The Yacktman Fund and The Yacktman Focused Fund, respectively.

4. INVESTMENT ADVISORY AGREEMENT
The Funds have agreements with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Funds. Under the terms of these agreements, The Yacktman Fund will pay the Adviser a monthly fee at the annual rate of 0.65% on the first $500,000,000 of average daily net assets, 0.60% on the next $500,000,000 of average daily net assets and 0.55% on average daily net assets in excess of $1,000,000,000 and The Yacktman Focused Fund will pay the Adviser a monthly fee at the annual rate of 1% of its average daily net assets. The agreements further stipulate that the Adviser will reimburse the Funds for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily agreed to reimburse The Yacktman Focused Fund for all expenses exceeding 1.25% of its average daily net assets.

5. DISTRIBUTION PLAN
The Yacktman Fund has adopted a Distribution Plan (the "Plan") pursuant to
Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1997, payments under the Plan represented 0.06% per annum of the Fund's total average net assets. Such payments may not exceed 0.25% of the average daily net assets of the Fund. Payments may be made only to distributors employed by the Fund with respect to shares beneficially owned by each such distributor's brokerage clients who established their Fund accounts PRIOR to December 31, 1992.

6. EXPENSE REDUCTIONS
The Adviser has directed certain of The Yacktman Fund portfolio trades to brokers at best price and execution and has generated soft dollar credits to be used against sub-transfer agency fees. Shareholders benefit under this arrangement as the net expenses of The Yacktman Fund do not include such sub-transfer agency fees. For the six months ended June 30, 1997, The Yacktman Fund's expenses were reduced $255,052 by utilizing soft dollar credits resulting in an expense ratio of 0.85% being charged to shareholders. In accordance with Securities and Exchange Commission requirements, such amount is required to be shown as an expense and has been included in shareholder servicing fees in the Statement of Operations.

7. TRANSACTIONS WITH AFFILIATES
The following is an analysis of transactions for the period ended June 30, 1997 for The Yacktman Funds, Inc. with "affiliated companies" (an affiliated company is defined by the 1940 Act as a company in which a Fund owns 5% or more of that company's outstanding voting shares):

                                                                                                                 Amount of
                                                                                                Amount of       Gain (Loss)
                                                                                                Dividends         Realized
                                                         Share Activity                          Credited         on Sale
                                       --------------------------------------------------       to Income        of Shares
                                     Balance                                      Balance       in Fiscal        in Fiscal
Security Name                        12/31/96      Purchases         Sales        6/30/97          1997             1997
--------------                      ---------      ---------         -----        -------        -------          -------
THE YACKTMAN FUND
American Media,
   Inc., Class A                    1,200,000              -              -      1,200,000              -              -
Bandag, Inc.,
   Class A                            418,500        316,200              -        734,700       $288,300              -
Department 56, Inc.                   767,500      1,382,500              -      2,150,000              -              -
Franklin Covey Co.                  1,530,000        420,000         10,000      1,940,000              -         $4,026
International Dairy
   Queen, Inc.                        609,200        228,300              -        837,500              -              -

THE YACKTMAN FOCUSED FUND
Department 56, Inc.                         -        160,000              -        160,000              -              -
Franklin Covey Co.                          -         45,000              -         45,000              -              -



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FOR FUND INFORMATION AND
SHAREHOLDER SERVICES, CALL
1-800-525-8258

THE YACKTMAN FUNDS, INC.
Shareholder Services Center
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin  53201-5207